Going Concern	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Going Concern
16.	Going Concern

The Company has accumulated losses from inception through June 30, 2012 of $9,160,780, has minimal assets, and has negative working capital. These factors raise substantial doubt about the Company’s ability to continue as a going concern. These factors may have potential adverse effects on the Company including the ceasing of operations.

On May 4, 2012, the Company completed the Merger with a publicly-traded company. See note 13 above. The Merger is expected to enable the Company to obtain substantial additional equity capital to finance the Company’s operations through at least 2012, although such funding is not guaranteed. If capital raising efforts are unsuccessful, discontinuance of operations is possible. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

16.	Going Concern

The Company has accumulated losses from inception through December 31, 2011 of $8,069,326, has minimal assets, and has negative working capital. These factors raise substantial doubt about the Company’s ability to continue as a going concern. These factors may have potential adverse effects on the Company including the ceasing of operations.

Management presently believes it has the resources to fund the Company’s operations through at least 2012. The Company’s ability to continue as a going concern is dependent on its ability to generate future profitable operations and/or to obtain the necessary financing or equity capital to meet its obligations.